    As filed with the Securities and Exchange Commission on January 11, 2001
                                                      Registration No. 333-63439
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ---------------------



                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             Registration Statement Under the Securities Act of 1933


                             ---------------------



                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



                             ---------------------

          DELAWARE                                     04-2739697
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                                 (617) 949-1000
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                             ---------------------


                                LAWRENCE B. EVANS
                Chairman of the Board and Chief Executive Officer
                             Aspen Technology, Inc.
                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                                 (617) 949-1000
    (Name, address, including zip code, and telephone number, including area code, of agent for service)


                             ---------------------

                                   Copies to:

  MICHAEL J. MUSCATELLO, ESQ.                           MARK L. JOHNSON, ESQ.
        General Counsel                                   Hale and Dorr LLP
     Aspen Technology, Inc.                                60 State Street
         Ten Canal Park                              Boston, Massachusetts 02109
 Cambridge, Massachusetts 02141                       Telephone: (617) 526-6000
   Telephone: (617) 949-1000                             Fax: (617) 526-5000
      Fax: (617) 949-1717

================================================================================


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     This registrant hereby withdraws from registration all of its 5 1/4%
convertible subordinated debentures due June 15, 2005 registered pursuant to its registration statement on Form S-3 (registration number 333-63439) and not sold as of the time of filing of this Post-Effective Amendment No. 1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, as of January 10, 2001.

                                     ASPEN TECHNOLOGY, INC.



                                     By: /s/ Lisa A. Zappala
                                         --------------------------------------
                                         Lisa A. Zappala
                                         Senior Vice President and Chief
                                         Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed as of January 10, 2001 by the following persons in the capacities indicated.


            Signature                               Title
            ---------                               -----

       *                              Chairman of the Board and Chief Executive
--------------------------------      Officer (Principal Executive Officer)
Lawrence B. Evans

/s/ Lisa W. Zappala                   Senior Vice President and Chief Financial
--------------------------------      Officer (Principal Financial and
Lisa W. Zappala                       Accounting Officer)


      *                               Director
--------------------------------
Joseph F. Boston


      *                               Director
--------------------------------
Gresham T. Brebach, Jr.


      *                               Director
--------------------------------
Douglas R. Brown


                                      Director
--------------------------------
Stephen L. Brown


                                      Director
--------------------------------
Stephen M. Jennings


--------------------------------      Director
Joan C. McArdle


*By: /s/ Lisa W. Zappala
    ----------------------------
     Lisa W. Zappala
     Attorney-in-fact